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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 26, 2001

                                  AVTEAM, INC.
             (Exact name of registrant as specified in its charter)
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
              Florida                             0-20889                            65-0313187
 ---------------------------------    --------------------------------  ------------------------------------
    (State or other jurisdiction                (Commission                      (I.R.S. Employer
 of incorporation or organization)              File Number)                    Identification No.)
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                               3230 Executive Way
                             Miramar, Florida 33025
     ----------------------------------------------------------------------
          (Address, including zip code, of principal executive office)

                                 (954) 431-2359
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
   (Former name, former address and fiscal year, if changed since last report)




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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         On March 26, 2001, AVTEAM, Inc., a Florida corporation (the "Company"), a global supplier of aftermarket aircraft engines, engine parts, airframe components, and engine repair and overhaul services to the aviation industry, announced that it, along with its two wholly-owned subsidiaries, AVTEAM Engine Repair Corp. and AVTEAM Aviation Field Services, Inc., have filed petitions for Chapter 11 protection with the United States Bankruptcy Court for the Southern District of Florida in Miami-Dade County. The Company's Chapter 11 bankruptcy is proceeding as Case Nos. 01-12780-BKC-RAM, 01-12781-BKC-RAM, 01-12782-BKC-RAM.

         The full text of the press release dated March 26, 2001 announcing the filing of the voluntary petition for relief under Chapter 11 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  EXHIBITS.


EXHIBIT NO.                DOCUMENT

     99.1                 Press release dated March 26, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AVTEAM, INC.


Date:    April 10, 2001                By: /s/ Donald A. Graw
                                           -------------------------------------
                                           Donald A. Graw
                                           President and Chief Executive Officer




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                                  EXHIBIT INDEX

Exhibit             Description
-------             -----------

99.1                Press release dated March 26, 2001




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